Regus Agreement                          Virtual Office, Virtual Office
Ireland                                   Plus Mailbox Plus & Telephone

Product of Interest

[ ] Mailbox Plus: Use of our prestigious address for receipt of mail.
[ ] Telephone Answering: Telephone answering in your company's name during business hours and 24/7 voicemail services.
[x] Virtual Office: Telephone answering in your company's name, fax and mail handling and use of our prestigious address
[ ] Virtual Office Plus: Same as Virtual Office with 40 hours of office usage.

Client Details (not a Regus Center address)
Company Name:  Kodiak International, Inc.  Contact Name:  Henry Bush
Title/Job Title:  President                Address:  19 DunDrum Gate
Post/Zipcode:  Dublin 15                   City:  Dublin
Country:  FIRE                          Phone number:  003 538 242 3343
Email Address: Kodiak@bluechipmanagement.com  Fax number 0870 1330 506

Center Details - Specify the Regus center(s) for your address
Dublin, 2 Pembroke House
Street/Floor   Upper Pembroke Street 28-32
City   Dublin 2
ZipCode  Ireland

Telephone Call Handling (not applicable fore Mailbox Plus, extra fees may apply)
Please answer my calls in the following Company name:_________________

And then handle each call as follows: [x]Always take messages [ ] Forward directly without intervention [x] Any messages taken should be forwarded to me by: [x] email [ ]voicemail
Phone Number:             Email Address:

Mail and Fax Handling (not applicable to Telephone Answering, extra fees may apply)
[ ] My mail and faxes will be held at the center. I am responsible for picking up my mail and faxes, OR [x] Forward my mail: [ ] Daily [x] Weekly [ ] Monthly [ ] Forward my mail by: [ ] Mail [ ] Courier
[x] Forward my faxes*: [ ] Daily [x] Weekly [ ] Monthly [ ] Forward my faxes by: [ ] Fax [ ] Mail [ ] Courier

-----------------------------------------------------------------------
Program Details  [x] 12 months  [ ] 6 months   [ ] 3 months
Length of Agreement Start date (DD/MM/YY): 15-May-08  End date
(DD/MM/YY): 30-Jun-09

Registration Fee  Monthly Fee  VAT (21%)  Total     Retainer (2x monthly fee)  TOTAL
E 99.0          E 249.00        E 73.08   E 421.08    E 498.00                E 919.08



Signature

I understand that service charges may be incurred in relation to the provision of this Agreement which will be charged at the end of each month and I apply for a Virtual Office subject to the Standard Terms and Conditions which I have read, understood and accept.

Signature  /s/Henry Bush           Date (DD/MM/YY)  13-05-08